Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

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	:	Chapter 11
In re:	:
	:	Case No. 13-12680 (MFW)
SAVIENT PHARMACEUTICALS, INC.,	:
et al.,	:	Jointly Administered
:
Debtors.[1]	:	Related to Docket Nos. 16, 43, 250
:
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NOTICE OF FILING OF CURRENT WORKING DRAFT OF CASH

COLLATERAL BUDGET AND ILLUSTRATIVE SOURCES AND USES

PLEASE TAKE NOTICE that, on October 14, 2013, the above-captioned debtors and debtors-in-possession (together, the “Debtors”) filed the Debtors’ Motion For Interim And Final Orders Under 11 U.S.C. §§ 105, 361, 362, 363, 507(b), Fed. R. Bankr. P. 4001, 6004(h), 7062 And 9014 And Del. Bankr. L.R. 4001-2 (I) Authorizing The Debtors To Use Cash Collateral, (II) Granting Adequate Protection To Prepetition Secured Noteholders, And (III) Scheduling Final Hearing Pursuant To Fed. R. Bankr. P. 4001(B) [Docket No. 16] (the “Motion”).

PLEASE TAKE FURTHER NOTICE that, on October 16, 2013, United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered the Interim Order Under 11 U.S.C. §§ 105, 361, 362, 363, 507(b), Fed. R. Bankr. P. 4001, 6004(h), 7062, And 9014 And Del. Bankr. L.R. 4001-2 (I) Authorizing The Debtors To Use Cash Collateral, (II) Granting Adequate Protection to Prepetition Secured Noteholders, (III) Scheduling a Final

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811); and Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 3rd Floor, Bridgewater, New Jersey 08807.

Docket No. 295 Filed 12/30/13

Hearing Pursuant to Fed. R. Bankr. P. 4001(B), and (IV) Granting Related Relief [Docket No. 43] (the “Interim Order”).

PLEASE TAKE FURTHER NOTICE that, on December 13, 2013, the Bankruptcy Court entered Final Provision Order Under 11 U.S.C. §§ 105, 361, 362, 363, 507(b), Fed. R. Bankr. P. 4001, 6004(h), 7062, And 9014 And Del. Bankr. L.R. 4001-2 (I) Authorizing The Debtors To Use Cash Collateral, (II) Granting Adequate Protection To Prepetition Secured Noteholders, And (III) Granting Related Relief [Docket No. 250] (the “Final Provisional Order”).

PLEASE TAKE FURTHER NOTICE that the Final Provisional Order did not attach a final cash collateral Budget (as such term is defined in the Final Provisional Order). Rather, the order provided that “[d]uring the period from December 13, 2013 to December 20, 2013, the Parties shall roll forward the existing Budget which shall be deemed adjusted to increase the 13-week cash and accrual line items consistent with previous weeks to account for the later than anticipated closing of the Sale and the fees and costs resulting therefrom and shall work in good faith with regard to certain line items in the Budget.” Final Provisional Order at ¶ 18(d), fn. 4.

PLEASE TAKE FURTHER NOTICE that attached hereto as Exhibit A are (i) the current working draft of the cash collateral Budget; and (ii) an illustrative sources and uses calculation assuming a sale closing during the week ending January 10, 2014.

PLEASE TAKE FURTHER NOTICE that the Debtors, the Senior Secured Noteholders and the Official Committee of Unsecured Creditors will continue to work in good faith with regard to certain line items in the Budget, in order to negotiate and prepare a final Budget.

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Dated:	Wilmington, Delaware
December 30, 2013

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Dain A. De Souza
Anthony W. Clark (I.D. No. 2051)
Dain A. De Souza (I.D. No. 5737)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001

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Kenneth S. Ziman
David M. Turetsky
Four Times Square
New York, New York 10036-6522
Telephone: (212) 735-3000
Fax: (212) 735-2000

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COLE, SCHOTZ, MEISEL, FORMAN
& LEONARD, P.A.

David R. Hurst (I.D. No. 3743)
J. Kate Stickles (I.D. No. 2917)
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801
Telephone: (302) 652-3131
Facsimile: (302) 652-3117

Counsel for Debtors and Debtors in Possession

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EXHIBIT A

Budget and Sources & Uses

EXHIBIT A: 13-WEEK BUDGET

	Week		11	12	13	14	15	16	17	18	19	20	21	TOTAL
		Actual Weeks 1-10	Est. W/E 12/27/13	Est. W/E 01/03/14	Est. W/E 01/10/14	Est. W/E 01/17/14	Est. W/E 01/24/14	Est. W/E 01/31/14	Est. W/E 02/07/14	Est. W/E 02/14/14	Est. W/E 02/21/14	Est. W/E 02/28/14	Est. W/E 03/07/14

Beginning Cash Balance		$27,744	$19,777	$19,556	$18,580

Total Cash Collections		$4,561	$400	$400	$475									$5,836

Disbursements:
Payroll Related		(2,373)	-	(493)	(1,174)	-	-	-	-	-	-	-	-	(4,040)
Concur		(202)	(50)	(50)	(50)	-	-	-	-	-	-	-	-	(352)
Board Fees		(105)	-	(97)	(42)	-	-	-	-	-	-	-	-	(244)
Royalty Payments		-	-	-	-	-	-	-	-	-	-	-	-	-
Distribution Fees (a)		(24)	-	-	(234)	-	-	-	-	-	-	-	-	(258)
Taxes		(32)	-	-	-	-	-	-	-	-	-	-	-	(32)
Rent		(374)	-	-	-	-	-	-	-	-	-	-	-	(374)
Other (a)		(919)	(100)	(569)	(505)	-	-	-	-	-	-	-	-	(2,093)
HSR Related (a)		(146)	(100)	(150)	(904)	-	-	-	-	-	-	-	-	(1,300)
Transition Services (a)		-	(362)	(3)	(234)	-	-	-	-	-	-	-	-	(600)
Accrual Budget Amounts (f.k.a. Restructuring Costs)		(353)	(9)	(14)	(14)	-	-	-	-	-	-	-	-	(389)
Total Disbursements		($4,528)	($621)	($1,377)	($3,157)	-	-	-	-	-	-	-	-	($9,682)

Adequate Protection Payment		($8,000)	-	-	-	-	-	-	-	-	-	-	-	($8,000)

Net Change in Cash		($7,967)	($221)	($977)	($2,682)

Ending Cash Balance		$19,777	$19,556	$18,580	$15,898

Note:	Does not reflect any cash collections or amounts under the Accrual Budget following closing (estimated on 1/10/14).
Note:	The Budget is based on a closing of 1/10/14 for the Sale; the Budget will be adjusted upward or downward consistent with previous cash and accrual costs to account for a closing date that occurs before or after 1/10/14.

(a) Amounts shown in weeks ending 12/27/13, 1/3/14 and 1/10/14 are estimates for all remaining disbursements to be made before and after assumed closing date (estimated on 1/10/14).

EXHIBIT A-1: ACCRUAL BUDGET

ACCRUAL BUDGET
	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14	Apr-14	May-14	Total

Company Advisors:
Skadden	$1.90	$1.00	$0.75	-	-	-	-	-	$3.65
Lazard	0.15	0.15	2.19	-	-	-	-	-	2.49
Cole Schotz	0.18	0.25	0.45	0.25	0.28	0.21	0.26	0.13	2.00
Deloitte	0.04	0.08	0.04	-	-	-	-	-	0.16
Kramer Levin	0.10	0.13	0.09	-	-	-	-	-	0.31
Joelle Frank	0.03	0.05	0.03	-	-	-	-	-	0.10
GCG (Claims Agent)	0.39	0.08	0.10	0.08	0.14	0.08	0.10	0.03	0.98
Subtotal Company Advisors	$2.78	$1.73	$3.64	$0.33	$0.41	$0.29	$0.36	$0.16	$9.68
Secured Lender Advisor:
Secured Lender Counsel	$0.40	$0.30	$0.17	$0.04	$0.04	$0.04	$0.04	$0.03	$1.08
Subtotal Secured Lender Advisor	$0.40	$0.30	$0.17	$0.04	$0.04	$0.04	$0.04	$0.03	$1.08
UCC Advisors:
Legal Advisor	-	-	-	-	-	-	-	-	-
Financial Advisor	-	-	-	-	-	-	-	-	-
Other	-	-	-	0.03	0.03	0.03	0.03	-	0.10
Subtotal UCC Advisors	$0.00	$0.00	$0.00	$0.03	$0.03	$0.03	$0.03	$0.00	$0.10
Other Expenses:
Court and U.S. Trustee Fees	$0.03	$0.03	$0.04	$0.01	$0.01	$0.01	$0.01	$0.01	$0.12
Operational Wind-Down Expenses	-	-	0.03	0.06	0.06	0.04	0.04	0.04	0.27
Liquidating Trust	-	-	-	-	-	0.20	-	-	0.20
Employee-Related Costs (after-sale)	0.08	-	-	1.14	-	-	-	-	1.22
Contingency and Expenses	0.31	0.34	0.55	0.07	0.09	0.09	0.08	0.04	1.57
Subtotal Other	$0.42	$0.36	$0.61	$1.28	$0.15	$0.34	$0.12	$0.09	$3.38
Total	$3.59	$2.39	$4.42	$1.68	$0.63	$0.70	$0.55	$0.28	$14.24

Note:	For purposes of measuring fees and expenses against the amounts set forth in this Accrual Budget, the amounts set forth in this Accrual Budget are estimated accruals, not cash payments, with the excess of accrual over actual for any month (or months) to be carried over into and increase the subsequent month’s Budget.

Illustrative Sources & Uses at Time of Hypothetical Closing

SOURCES

Sales Proceeds (a)	$118,900,000
Estimated Accounts Receivable (b)	5,943,022
Estimated Cash on Hand (at closing) (c)	15,897,887

Total Sources	$140,740,909

USES

UCC Payment	$2,625,000
Break-up Fee and Expense Reimbursement	2,400,000
Accrual Budget (d)	13,847,820
Cash Collateral Holdback	2,000,000
Sales Fee	2,272,441
Estimated Gross Accounts Receivable Payout (b)(e)	5,943,022
Other	111,652,626
Total Uses	$140,740,909

Note:	The Budget is based on a closing of 1/10/14 for the Sale; the Budget will be adjusted upward or downward consistent with previous cash and accrual costs to account for a closing date that occurs before or after 1/10/14.
(a)	Gross bid less cure costs. Cure costs include $3,000 for Sigma Tau; an additional $261,000 is in dispute between the parties.
(b)	Gross amount (excluding accounts receivable subject to CVS litigation) as of 11/30/13.
(c)	Net of estimated payments in Distribution Fees, Other, HSR Related and Transition Services line items in the 13-Week Budget that will not be paid prior to closing, which are not reflected in the Accrual Budget.
(d)	Excludes all amounts under the Accrual Budget that have been paid in the 13-Week Budgets thus far.
(e)	Payout to be offset by chargebacks, rebates, incentives and other financial obligations.